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As filed with the Securities and Exchange Commission on April 28, 2004.

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2004 (April 28, 2004)

MEDAREX, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State of other jurisdiction of incorporation)	0-19312 (Commission File Number)	22-2822175 (IRS Employer Identification No.)
707 State Road, Princeton, N.J. 08540-1437 (Address of Principal Executive Offices)
Registrant's telephone number, including area code: (609) 430-2880
Not Applicable (Former name or former address, if changed since last report)

MEDAREX, INC.
TABLE OF CONTENTS
FOR
CURRENT REPORT ON FORM 8-K

Item 5	Other Events	3
Item 7.	Financial Statements and Exhibits.	3
Signature		4

2

Item 5. Other Events

        On April 28, 2004, Medarex, Inc. (the "Company") announced the pricing of a private placement of $150 million aggregate principal amount of 2.25% Convertible Senior Notes due 2011. A copy of the Company's press release dated April 28, 2004 relating to the proposed offering is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number
99.1	Press Release issued April 28, 2004

3

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC. Registrant
Date: April 28, 2004	By:	/s/ W. BRADFORD MIDDLEKAUFF W. Bradford Middlekauff Senior Vice President, General Counsel and Secretary

4

EXHIBIT INDEX

Exhibit Number	Description	Page Number
99.1	Press Release issued April 28, 2004

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MEDAREX, INC. TABLE OF CONTENTS FOR CURRENT REPORT ON FORM 8-K
SIGNATURE
EXHIBIT INDEX